As filed with the Securities and Exchange Commission on December 2, 2014

File No.: 333-

File No.: 811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Advanced Series Trust

(Exact Name of Registrant as Specified in Charter)

(203) 926-1888

(Area Code and Telephone Number)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-8065

Address of Principal Executive Offices:

(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esq.

Secretary, Advanced Series Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-8065

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, DC 20001

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on January 2, 2015 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of AST International Value Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

PRUDENTIAL SERIES FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-8065

Telephone 888-778-2888

[January 2, 2015]

Dear Contract Owner,

As a contract owner who beneficially owns shares of the SP International Value Portfolio (the “PSF Portfolio”) of The Prudential Series Fund (the “Fund”), you are cordially invited to a Special Meeting of Shareholders (the “Meeting”) of the PSF Portfolio to be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on March 13, 2015 at 10:00 a.m. Eastern Standard Time.

The Meeting is very important to the future of the PSF Portfolio. At the Meeting, the shareholders of the PSF Portfolio will be asked to approve or disapprove a Plan of Reorganization of the PSF Portfolio (the “Plan”). As more fully explained in the attached Prospectus/Proxy Statement, under the Plan all of the assets of the PSF Portfolio would be acquired by the AST International Value Portfolio (the “AST Portfolio”) of the Advanced Series Trust in exchange for the AST Portfolio’s issuance to the PSF Portfolio and its shareholders of shares of beneficial interest of the AST Portfolio (the “Reorganization”).

If the Plan is approved and the Reorganization completed, you will beneficially own shares of the AST Portfolio rather than shares of the PSF Portfolio. It is expected that the Reorganization, if approved, would be completed on or about April 27, 2015.

The Board of Trustees of the Fund (the “PSF Board”) has approved the Reorganization and recommends that you vote “FOR” the proposal. Although the PSF Board has determined that the proposal is in your best interest, the final decision is yours. The Board considered several factors in reaching its determination to approve the Reorganization, including that:

•	The annualized operating expense ratio for the AST Portfolio is lower than that of the PSF Portfolio (based on current assets under management for each portfolio as of June 30, 2014 and based on the current fee structure of each portfolio);

•	The annualized operating expense ratio for the AST Portfolio following completion of the Reorganization is expected to be lower than the annualized operating expense ratio for the PSF Portfolio (based on current assets under management for each portfolio as of June 30, 2014); and

•	The investment objectives, investment policies and management of the PSF Portfolio and the AST Portfolio are substantially similar.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including pages 7 and 8, which contain a more detailed description of the factors considered by the PSF Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 1-800-690-6903 or you may vote via the internet by going to www.proxyvote.com. Your voting instructions must be received by the Fund prior to March 13, 2015. The PSF Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the PSF Portfolio, including PSF Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners on the Reorganization. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the proposed Reorganization, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time Monday-Thursday and 8:00 a.m. and 6:00 p.m. Eastern Standard Time on Fridays.

Sincerely,

Robert F. O’Donnell

President

The Prudential Series Fund

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials because you are the beneficial owner of shares of the SP International Value Portfolio (the “PSF Portfolio”), which is a series of the Prudential Series Fund (the “Fund”). The PSF Portfolio is seeking shareholder consideration and approval of an important proposal. You are being asked to provide voting instructions to your insurance company on the proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the “Reorganization”) of the PSF Portfolio into the AST International Value Portfolio (the “AST Portfolio”), which is a series of the Advanced Series Trust (“AST”). The proposal is recommended by Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS”) which serve as the investment managers of the AST Portfolio and has been approved by the Boards of the Fund and AST.

Q3. HAS THE BOARD OF TRUSTEES OF THE FUND APPROVED THE PROPOSAL?

A. Yes. The Board of Trustees of the Fund (the “PSF Board”) has approved the proposal, believes it is in the best interest of the PSF Portfolio and its shareholders, and recommends that you vote to approve the proposal. See pages 7 and 8 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the PSF Board in making its recommendation.

Q4. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. The Reorganization is expected to benefit PSF Portfolio shareholders for a number of reasons, including:

•	the AST Portfolio has similar investment objectives, investment policies and investment strategies as the PSF Portfolio,

•	the AST Portfolio is subadvised by the same subadvisers as the PSF Portfolio; and

•	the AST Portfolio’s annualized operating expense ratio for the 12 months ended June 30, 2014 is lower than that of the PSF Portfolio for the same period, and following completion of the Reorganization, the estimated annualized operating expense ratio of the AST Portfolio is expected to be lower than the estimated annualized expense ratio for the PSF Portfolio. This means that PSF shareholders may benefit from lower overall fund operating expenses while investing in a fund that is substantially similar to the PSF Portfolio.

Please read pages 7 and 8 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the PSF Board considered.

Q5. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. If the proposal is approved, it is expected that the annualized operating expense ratio for the AST Portfolio will be lower than that of the PSF Portfolio, meaning that shareholders of the PSF Portfolio will receive a reduction in the operating expenses that they pay. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q6. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The printing and mailing cost for this Proxy Statement/Prospectus will not be paid by shareholders of the PSF Portfolio, but instead will be paid by PI or its affiliates under the fee received from the AST Portfolio under its Rule 12b-1 plan.

Q7. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. You are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the PSF Portfolio as of the record date, December 23, 2014.

Q8. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•	Attending the shareholder meeting and submitting your voting instructions;

•	Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the shareholder meeting (the “Meeting”), which is scheduled for March 13, 2015 at 10:00 a.m. Eastern Standard Time;

•	Calling toll-free 1-800-690-6903. Voting instructions submitted by telephone must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting; or

•	Going to www.proxyvote.com. Voting instructions submitted via the internet must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting.

Q9. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q10. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting is scheduled to take place on March13, 2015.

Q11. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to go into effect on or about April 27, 2015.

Q12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at http://www.annuities.prudential.com/investor/invprospectus.

Q13. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proposed Reorganization, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Standard Time, on Fridays.

SP INTERNATIONAL VALUE PORTFOLIO,

A SERIES OF THE PRUDENTIAL SERIES FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-8065

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 13, 2015

To the Shareholders of the SP International Value Portfolio, a series of The Prudential Series Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the SP International Value Portfolio (the “PSF Portfolio”), a series of The Prudential Series Fund (the “Fund”) will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on March 13, 2015.

The purposes of the Meeting are as follows:

I. To approve a Plan of Reorganization of the Fund on behalf of the PSF Portfolio (the “Plan”) and of the Advanced Series Trust (“AST”) on behalf of the AST International Value Portfolio (the “AST Portfolio”) of AST.

As described in more detail below, the Plan provides for the transfer of all of the PSF Portfolio’s assets to the AST Portfolio in exchange for the AST Portfolio’s assumption of all of the PSF Portfolio’s liabilities and the AST Portfolio’s issuance to the PSF Portfolio of shares of beneficial interest in the AST Portfolio (the “AST Portfolio Shares”). The AST Portfolio Shares received by the PSF Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the PSF Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the PSF Portfolio, on a pro rata basis, of such AST Portfolio Shares to the PSF Portfolio’s shareholders in complete liquidation of the PSF Portfolio. A vote in favor of the Plan by the shareholders of the PSF Portfolio will constitute a vote in favor of the liquidation of the PSF Portfolio and the termination of the PSF Portfolio as a separate series of the Fund. The Board of Trustees of the Fund (the “PSF Board”) unanimously recommends that you vote in favor of the proposal.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the PSF Portfolio by the AST Portfolio in exchange for the AST Portfolio’s assumption of all of the liabilities of the PSF Portfolio by the AST Portfolio, and the issuance of AST Portfolio Shares to the PSF Portfolio and its shareholders is referred to herein as the “Reorganization.” If shareholders of the PSF Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the AST Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The PSF Board has fixed the close of business on December 23, 2014, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the PSF Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the PSF Portfolio is entitled to one vote on the proposal and each fractional share of the PSF Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or via the internet as described in the Prospectus/Proxy Statement attached to this Notice. The enclosed voting instruction card is being solicited on behalf of the PSF Board .

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of The Prudential Series Fund

Deborah A. Docs

Secretary

The Prudential Series Fund

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED [DECEMBER 2, 2014]

PROXY STATEMENT

for

SP INTERNATIONAL VALUE PORTFOLIO,

A SERIES OF THE PRUDENTIAL SERIES FUND

and

PROSPECTUS

for

AST INTERNATIONAL VALUE PORTFOLIO

A SERIES OF ADVANCED SERIES TRUST

Dated [January     , 2015]

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-8065

Reorganization of SP International Value Portfolio

into AST International Value Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting of Shareholders (the “Meeting”) of the SP International Value Portfolio (the “PSF Portfolio”), a series of The Prudential Series Fund (the “Fund”). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Fund (the “Plan”) that provides for the reorganization of the PSF Portfolio into the AST International Value Portfolio (the “AST Portfolio,” and together with the PSF Portfolio, the “Portfolios”), a series of the Advanced Series Trust (“AST”).

As described in more detail below, the Plan provides for the transfer of the PSF Portfolio’s assets to the AST Portfolio in exchange for the AST Portfolio’s assumption of the PSF Portfolio’s liabilities and the AST Portfolio’s issuance to the PSF Portfolio of shares of beneficial interest in the AST Portfolio (the “AST Portfolio Shares”). The AST Portfolio Shares received by the PSF Portfolio in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the PSF Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the AST Portfolio, on a pro rata basis, of such AST Portfolio Shares to the PSF Portfolio’s shareholders in complete liquidation of the PSF Portfolio. A vote in favor of the Plan by the shareholders of the PSF Portfolio will constitute a vote in favor of the liquidation of the PSF Portfolio and the termination of the PSF Portfolio as a separate series of the Fund.

The acquisition of assets of the PSF Portfolio by the AST Portfolio, assumption of liabilities of the PSF Portfolio by the AST Portfolio, and issuance of the AST Portfolio Shares by the AST Portfolio to the PSF Portfolio and its shareholders is referred to herein as the “Reorganization.” If the shareholders of the PSF Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the AST Portfolio.

The Meeting will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on March 13, 2015, at 10:00 a.m. Eastern Standard Time. The Board of Trustees of the Fund (the “PSF Board”) is soliciting these voting instructions on behalf of the PSF Portfolio and has fixed the close of business on December 23, 2014 (the “Record Date”) as the record date for determining PSF Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record shares of the PSF Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to contract owners on or about [January XX, 2015].

The PSF Portfolio and the AST Portfolio both serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by life insurance companies (“Participating

Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the PSF Portfolio through the Contracts and should consider themselves shareholders of the PSF Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the PSF Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the AST Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at www.variableinsuranceportfolios.com. Additional information about the AST Portfolio has been filed with the Securities and Exchange Commission (the “SEC”), including:

•	The Prospectus of AST relating to the AST Portfolio, dated April 28, 2014, as amended, which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information, dated April 28, 2014, as amended (the “SAI”), relating to the Reorganization or other documents relating to AST and the AST Portfolio without charge by calling 888-778-2888 or by writing to AST at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065. The SAI is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the PSF Portfolio, the AST Portfolio, and each of the Fund and AST that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS

Page

4	SUMMARY

8	INFORMATION ABOUT THE REORGANIZATION

12	COMPARISON OF PSF PORTFOLIO AND AST PORTFOLIO

17	MANAGEMENT OF THE PORTFOLIOS

21	VOTING INFORMATION

22	ADDITIONAL INFORMATION ABOUT THE PSF PORTFOLIO AND THE AST PORTFOLIO

23	PRINCIPAL HOLDERS OF SHARES

24	FINANCIAL HIGHLIGHTS

A-1	EXHIBIT A: PLAN OF REORGANIZATION

B-1	EXHIBIT B: ADVANCED SERIES TRUST PROSPECTUS RELATING TO THE AST INTERNATIONAL VALUE PORTFOLIO DATED APRIL 28, 2014, AS AMENDED

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the AST Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the PSF Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the PSF Portfolio into the AST Portfolio, resulting in a single mutual fund. The investment objectives of the PSF Portfolio and the AST Portfolio are similar: the investment objective of the PSF Portfolio is long-term capital appreciation, and the investment objective of the AST Portfolio is capital growth.

As further explained in “Management of the PSF Portfolio and the AST Portfolio,” Prudential Investments LLC (“PI”) serves as investment manager for the Fund and the PSF Portfolio, and PI and AST Investment Services, Inc. (“ASTIS”) serve as investment managers for AST and the AST Portfolio. For ease of reference and clarity of presentation, the term the “Manager” is used throughout this Prospectus/Proxy Statement to refer to PI and ASTIS as it relates to AST and the AST Portfolio, and to refer to PI as ti relates to the Fund and the PSF Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

Both the PSF Portfolio and the AST Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments.

Portfolio	Subadvisers
SP International Value Portfolio	LSV Asset Management (“LSV”)
Lazard Asset Management LLC (“Lazard”)

AST International Value Portfolio	LSV Lazard

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the PSF Portfolio and AST Portfolio are similar. The investment objective of the PSF Portfolio is long-term capital appreciation. The investment objective of the AST Portfolio is capital growth. The investment objective of the PSF Portfolio is a fundamental policy, which means that the PSF Portfolio’s investment objective can only be changed with Board and shareholder approval. By contrast, the AST Portfolio’s investment objective is non-fundamental, meaning that its investment objective can be changed with PSF Board approval, generally upon 60 days prior notice to shareholders.

The Portfolios also have similar principal and non-principal investment strategies, and are subadvised by the same investment subadvisers. Both the PSF Portfolio and the AST Portfolio are diversified funds. A description of the Portfolios’ principal strategies follows. After the Reorganization is completed, it is expected that the Combined Portfolio will be managed according to the investment objective and policies of the AST Portfolio.

PSF Portfolio

Principal Investment Strategies. The PSF Portfolio normally invests at least 65% of its net assets in equity securities of foreign companies in at least three different countries. The PSF Portfolio normally invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in equity securities. The PSF Portfolio invests anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The PSF Portfolio uses a value investment style, which means that it seeks stocks that are selling at attractive valuations relative to assets, earnings power or market position.

AST Portfolio

Principal Investment Strategies. The AST Portfolio invests, under normal circumstances, at least 80% of the value of its investable assets in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps. To achieve the AST Portfolio’s investment objective, the AST Portfolio invests at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of AST Portfolio assets that may be invested in any single country.

A more complete description of the Portfolios’ investment objectives and principal investment strategies is set forth in this Prospectus/Proxy Statement under the caption “Comparison of PSF Portfolio and AST Portfolio.” Assuming completion of the Reorganization, it is expected that the Combined Portfolio will be managed in accordance with the investment objective and investment strategies of the AST Portfolio.

Principal Investment Risks of the Portfolios

The principal risks associated with the AST Portfolio are substantially similar to those of the PSF Portfolio, and include equity securities risk, expense risk, foreign investment risk, derivatives risk, and liquidity risk. The AST Portfolio is also exposed to asset transfer program risk and focus risk. Detailed descriptions of the principal risks associated with the PSF Portfolio and the AST Portfolio are set forth in i) this Prospectus/Proxy Statement under the caption “Comparison of the PSF Portfolio and the AST Portfolio—Principal Risks of the Portfolios;” and (ii) the prospectus for the Fund and the prospectus for the AST Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that as shareholders of the Combined Portfolio, the value of the Combined Portfolio’s investments, and therefore, the value of the Combined Portfolio’s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual and effective investment management fee rate for the AST Portfolio is currently higher than the contractual and effective investment management fee rate for the PSF Portfolio, and is expected to remain unchanged after the Reorganization is completed. However, based on the current assets under management for each Portfolio as of June 30, 2014, the total annual operating expense ratio for the AST Portfolio is lower than that of the PSF Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that PSF Portfolio shareholders will receive a reduction in annual fund operating expenses.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the “Contracts”) may pay if they invest in the PSF Portfolio as well as the projected fees and expenses of the AST Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	PSF Portfolio		Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA	*	NA	*
Maximum deferred sales charge (load)	NA	*	NA	*
Maximum sales charge (load) imposed on reinvested dividends	NA	*	NA	*
Redemption Fee	NA	*	NA	*
Exchange Fee	NA	*	NA	*

*	Because shares of both the PSF Portfolio and the AST Portfolio are purchased through the Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	PSF Portfolio(1)	AST Portfolio(2)		Combined Portfolio (Pro Forma Surviving)(3)
Management Fees	0.90%	0.97	%(4)	0.97	%(4)
Distribution (12b-1) Fees	—%	0.10%		0.10%
Other Expenses	0.24%	0.03%		0.03%

Total Portfolio Operating Expenses	1.14%	1.10%		1.10%

(1)	Based on the average daily net assets of $140 million for the PSF Portfolio for the 12-month period ended June 30, 2014.
(2)	Based on the net assets of $2,502 million for the AST Portfolio as of June 30, 2014.
(3)	Assumes completion of the Reorganization on June 30, 2014 and the fee arrangements in effect on that date. The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $2,642 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended June 30, 2014).
(4)	The AST Portfolio currently pays, and the Combined Portfolio will pay a contractual investment management fee rate of 0.99% of average daily net assets to $300 million; 0.98% on next $200 million of average daily net assets; 0.97% on next $250 million of average daily net assets; 0.96% on next $2.5 billion of average daily net assets; 0.95% on next $2.75 billion of average daily net assets; 0.92% on next $4 billion of average daily net assets; 0.90% over $10 billion of average daily net assets.

Expense Examples

The Examples assume that you invest $10,000 in each Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect other than the contractual expense cap for the Combined Portfolio (Pro Forma Surviving) that runs through June 30, 2014. These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
PSF Portfolio *	$116	$362	$628	$1,386
AST Portfolio *	$112	$350	$606	$1,340
Combined Portfolio (Pro Forma Surviving)	$112	$350	$606	$1,340

*	Based on annual operating expense of 1.14% and 1.10%, respectively, as described in the Annual Operating Expense Table above.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the PSF Portfolio will have their shares exchanged for shares of the AST Portfolio of equal dollar value based upon the value of the shares at the time the PSF Portfolio’s net assets are transferred to the AST Portfolio and the PSF Portfolio’s liabilities are assumed by the AST Portfolio. After the transfer of net assets, assumption of liabilities, and exchange of shares have been completed, the PSF Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the PSF Portfolio and will become a beneficial shareholder of the AST Portfolio.

Both the PSF Portfolio and the AST Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the “Information About the Reorganization—Reasons for the Reorganization” section, the PSF Board the Board of Trustees of AST (the “AST Board,” and together with the PSF Board, the “Boards”) have each determined that the Reorganization is in the best interests of the shareholders of each Portfolio, and have also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of The Prudential Series Fund, on behalf of the PSF Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Boards and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the PSF Portfolio and the AST Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager, the Boards including all of the Trustees who are not “interested persons” of the Fund or AST within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Trustees”), have unanimously approved the Reorganization. The PSF Board also unanimously recommended that the beneficial shareholders of the PSF Portfolio approve the Reorganization. Each of the Boards also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each Portfolio, and that the interests of the shareholders of each Portfolio would not be diluted as a result of the Reorganization.

The Manager provided the Board with detailed information regarding each Portfolio, including its investment management fee, total expenses, asset size, and performance. At a meeting held on September 17-18, 2014, the Boards considered:

•	The PSF Portfolio and the AST Portfolio have substantially similar investment objectives;

•	The PSF Portfolio and the AST Portfolio are subadvised by the same subadvisers;

•	The PSF Portfolio and the AST Portfolio have substantially similar investment strategies and investment policies: Each portfolio focuses on equity securities. Both the PSF Portfolio and the AST Portfolio normally invest at least 65% of their net assets in the equity securities of foreign companies in at least three different countries, and both the PSF Portfolio and the AST Portfolio normally invest at least 80% of their investable assets in equity securities;

•	The AST Portfolio was larger than the PSF Portfolio as of June 30, 2014: the PSF Portfolio had net assets of approximately $96 million while the AST Portfolio had net assets of approximately $2,587 million;

•	The estimated annualized operating expense ratio for the AST Portfolio for the twelve month period ended June 30, 2014 based on the Portfolio’s average daily net assets for the twelve-month period ended June 30, 2014 is substantially lower than that of the PSF Portfolio for the same period;

•	The contractual and effective investment management fee rate for the PSF Portfolio is 0.90% while the contractual investment management fee rate for the AST Portfolio is based on a series of tiered breakpoints, starting with 0.99% on the first $300 million of assets. Although the contractual and effective investment management fee rate for the AST Portfolio is higher than the contractual and effective investment management fee rate for the PSF Portfolio, assuming completion of the Reorganization on April 27, 2015, the pro forma annualized total operating expense ratio for the Combined Portfolio is substantially lower than the estimated annualized total operating expense ratio for the PSF Portfolio;

•	Although the PSF Portfolio does not charge a distribution and service (12b-1) fee, while the AST Portfolio charges a distribution and service (12b-1) fee of 0.10%, the pro forma annualized operating expense ratio for the combined portfolio is still lower than the estimated annualized operating expense ratio for the PSF Portfolio; and

•	Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the PSF Portfolio immediately prior to the Reorganization.

For the reasons discussed above, the Board of Trustees of The Prudential Series Fund unanimously recommends that you vote FOR the Plan.

If shareholders of the PSF Portfolio do not approve the Plan, the PSF Board will consider other possible courses of action, including, among others, consolidation of the PSF Portfolio with one or more portfolios of the Fund or AST other than the AST Portfolio, or unaffiliated funds, or the liquidation of the PSF Portfolio.

Closing of the Reorganization

If shareholders of the PSF Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Fund on behalf of the PSF Portfolio and by AST on behalf of the AST Portfolio, including the preparation of certain documents. The Fund and AST will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about April 27, 2015. This is called the “closing date.” If the shareholders of the PSF Portfolio do not approve the Plan, the Reorganization will not take place for the PSF Portfolio, and the PSF Board will consider alternative courses of actions, as described above.

If the shareholders of the PSF Portfolio approve the Plan, the PSF Portfolio will deliver to the AST Portfolio all of its assets on the closing date, the AST Portfolio will assume all of the liabilities of the PSF Portfolio on the closing date, and the AST Portfolio will issue the AST Portfolio Shares to the PSF Portfolio. The AST Portfolio Shares received by the PSF Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the PSF Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the PSF Portfolio will beneficially own shares of the AST Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the PSF Portfolio. The stock transfer books of the PSF Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the PSF Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Fund and AST may amend the Plan without shareholder approval. The Fund and AST may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the PSF Portfolio.

Expenses of the Reorganization

The printing and mailing cost for this Proxy Statement/Prospectus will be paid by the Manager or its affiliates out of the fee received from the AST Portfolio under its Rule 12b-1 plan.

Certain Federal Income Tax Considerations

The PSF Portfolio is treated, and the AST Portfolio currently intends to be treated, as a partnership for U.S. federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in a Portfolio, including the application of state and local taxes.

The PSF Portfolio complies, and the AST Portfolio currently intends to comply, with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, each Portfolio declares and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the portfolio’s fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash).

The Reorganization may entail various consequences, which are discussed below under the caption “Federal Income Tax Consequences of the Reorganization.”

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio’s obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to AST, based upon representations made by the Fund on behalf of the PSF Portfolio and by AST on behalf of the AST Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the PSF Portfolio is treated, and the AST Portfolio currently intends to be treated, as a partnership for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Fund on behalf of the PSF Portfolio and by AST on behalf of the AST Portfolio relating to the Reorganization, for U.S. federal income tax purposes (references to “shareholders” are to the Participating Insurance Companies):

1. Because the AST Portfolio should be treated for U.S. federal income tax purposes as a continuation of the PSF Portfolio, the transfer by the PSF Portfolio of all of its assets to the AST Portfolio, in exchange solely for the AST Portfolio Shares, the assumption by the AST Portfolio of all of the liabilities of the PSF Portfolio, and the distribution of the AST Portfolio Shares to the shareholders of the PSF Portfolio in complete liquidation of the PSF Portfolio, should be tax-free to the shareholders of the PSF Portfolio.

2. The shareholders of the PSF Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for AST Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3. No gain or loss should be recognized by the PSF Portfolio upon the transfer of its assets to the AST Portfolio in exchange solely for AST Portfolio Shares and the assumption by the AST Portfolio of the liabilities, if any, of the PSF Portfolio. In addition, no gain or loss should be recognized by the PSF Portfolio on the distribution of such AST Portfolio Shares to the shareholders of the PSF Portfolio (in liquidation of the PSF Portfolio).

4. No gain or loss should be recognized by the AST Portfolio upon the acquisition of the assets of the PSF Portfolio in exchange solely for AST Portfolio Shares and the assumption of the liabilities, if any, of the PSF Portfolio.

5. The AST Portfolio’s tax basis for the assets acquired from the PSF Portfolio should be the same as the tax basis of these assets when held by the PSF Portfolio immediately before the transfer, and the holding period of such assets acquired by the AST Portfolio should include the holding period of such assets when held by the PSF Portfolio.

6. A PSF Portfolio shareholder’s tax basis for the AST Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the PSF Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Portfolios as a result of the Reorganization.

7. The holding period of the AST Portfolio Shares to be received by the shareholders of the PSF Portfolio should include the holding period of their PSF Portfolio shares exchanged therefor, provided such portfolio shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the PSF Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of AST Portfolio Shares

The AST Portfolio Shares to be distributed to PSF Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the PSF Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The PSF Portfolio is organized as a series of a Delaware statutory trust. The AST Portfolio is organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF PSF PORTFOLIO AND AST PORTFOLIO

Additional information regarding the AST Portfolio’s investments and risks, the management of the AST Portfolio, the purchase and sale of AST Portfolio shares, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

As provided in more detail below, the investment objectives and principal investment strategies of the PSF Portfolio and the AST Portfolio are substantially similar. Both Portfolios are subadvised by the same subadvisers, and both Portfolios invest primarily in equity securities.

Investment Objective of PSF Portfolio

The investment objective of the PSF Portfolio is long-term capital appreciation. This investment objective is a fundamental investment policy for the PSF Portfolio and, therefore, may not be changed without shareholder approval. No assurance can be given that the PSF Portfolio will achieve its investment objective.

Principal Investment Strategies of PSF Portfolio

The PSF Portfolio normally invests at least 65% of its net assets in equity securities of foreign companies in at least three different countries. The PSF Portfolio normally invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in equity securities. The PSF Portfolio invests anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The PSF Portfolio uses a value investment style, which means that it seeks stocks that are selling at attractive valuations relative to assets, earnings power or market position.

Investment Objective of AST Portfolio

The investment objective of the AST Portfolio is capital growth. This investment objective is not a fundamental investment policy for the AST Portfolio and, therefore, may be changed by the AST Board without shareholder approval. No assurance can be given that the AST Portfolio will achieve its investment objective.

Principal Investment Strategies of AST Portfolio

The AST Portfolio invests, under normal circumstances, at least 80% of the value of its investable assets in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

A more complete description of the Portfolios’ investment objectives and principal investment policies is set forth in this Prospectus/Proxy Statement under the caption “Comparison of PSF Portfolio and AST Portfolio.”

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the PSF Portfolio and AST Portfolio are similar. The investment objective of the PSF Portfolio is long-term capital appreciation. The investment objective of the AST Portfolio is capital growth. The Portfolios also have similar principal investment strategies, and are subadvised by the same investment subadvisers, who utilize and apply the same investment policies and strategies in their management of both Portfolios.

Assuming completion of the Reorganization, it is expected that the Combined Portfolio will be managed according to the investment objective and policies of the AST Portfolio.

Principal Risks of the Portfolios

The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in each Portfolio. An investment in each Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Each of the PSF Portfolio and the AST Portfolio is subject to the principal risks set forth below.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

In addition to the principal risks discussed above, the AST Portfolio is also subject to the following additional principal risks:

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.

Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.

Performance of PSF Portfolio

A number of factors, including risk, can affect how the PSF Portfolio performs. The bar chart and table provide some indication of the risks of investing in the PSF Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the PSF Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the PSF Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
25.52% (2nd quarter of 2009)	-21.05% (4th quarter of 2008)

Average Annual Returns (as of 12/31/13)

	1 Year	5 Years	10 Years
PSF Portfolio Class I Shares	20.09%	12.34%	7.23%
MSCI EAFE Index (GD) (reflects no deduction for fees, expenses or taxes) *	23.29%	12.96%	7.39%

*	The Morgan Stanley Capital International Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Performance of AST Portfolio

A number of factors, including risk, can affect how the AST Portfolio performs. The bar chart and table provide some indication of the risks of investing in the AST Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the AST Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the AST Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.55% (2nd quarter of 2009)	-21.31% (4th quarter of 2008)

Average Annual Returns (as of 12/31/13)

	1 Year	5 Years	10 Years
AST Portfolio Shares	19.47%	12.06%	7.42%
MSCI EAFE Index (GD) (reflects no deduction for fees, expenses or taxes) *	23.29%	12.96%	7.39%

*	The Morgan Stanley Capital International Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Capitalizations of PSF Portfolio and AST Portfolio Before and After Reorganization

The following tables set forth as of June 30, 2014: (i) the capitalization of Class I shares of the PSF Portfolio, (ii) the capitalization of the AST Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	PSF Portfolio (unaudited)	AST Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$96,187,287	$2,586,812,779	—		$2,683,000,066
Total shares outstanding	11,850,361	137,910,559	(6,743,859	)(a)	143,017,061
Net asset value per share	$8.12	$18.76			$18.76

(a)	Reflects the change in shares of the PSF Portfolio upon conversion into the AST Portfolio. Shareholders of the PSF Portfolio would become shareholders of the AST Portfolio, receiving shares of the AST Portfolio equal to the value of their holdings in the PSF Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) PI, (ii) LSV Asset Management (“LSV”), and (iii) Lazard Asset Management LLC (“Lazard”). LSV and Lazard serve as subadvisers to the PSF Portfolio and the AST Portfolio. As set forth above, for ease of reference and clarity of presentation, the term the “Manager” is used throughout this Prospectus/Proxy Statement to refer to PI and ASTIS as it relates to AST and the AST Portfolio, and to refer to PI as it relates to the Fund and the PSF Portfolio.

Investment Management Arrangements. PI, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund, and each of its series, including the PSF Portfolio. PI and ASTIS serve as the co-investment managers for AST, and each of its series, which includes the AST Portfolio.

PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. ASTIS is located at One Corporate Drive, Shelton, Connecticut 06484. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of September 30, 2014, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets under management of approximately $243.8 billion.

The Investment Management Agreements between the Manager and each of the Fund and AST on behalf of the PSF Portfolio and the AST Portfolio, respectively (the “Management Agreements”), provide that the Manager will furnish the PSF Portfolio and the AST Portfolio with investment advice and administrative services subject to the supervision of the Boards and in conformity with the stated policies of the PSF Portfolio and the AST Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Fund and AST both use a “manager-of-managers” structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the PSF Portfolio and the AST Portfolio, including the purchase, retention and sale of portfolio securities. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Fund and AST have both obtained an exemption from the SEC that permits the Manager, subject to approval by the Boards, to change subadvisers for the PSF Portfolio and the AST Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund and AST) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the PSF Portfolio and the AST Portfolio, the Manager will normally determine the division of the assets for each portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the PSF Portfolio or the AST Portfolio or that certain subadvisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser sells it, the net position of the PSF Portfolio or the AST Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the PSF Portfolio or the AST Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Boards’ approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports for the Fund and AST (for agreements approved during the six month period ended June 30) and in their annual reports (for agreements approved during the six month period ended December 31).

Subadvisers of the PSF Portfolio and the AST Portfolio. The PSF Portfolio and the AST Portfolio are both subadvised by LSV and Lazard, and the same LSV and Lazard portfolio managers manage each Portfolio. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager.

Descriptions of the subadvisers and the portfolio managers are set forth below:

LSV was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of October 31, 2014, LSV had approximately $89.2 billion in assets under management. LSV’s address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.

LSV’s portfolio managers are Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA. Josef Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 37 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Anlyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 22 years of investment experience. Mr. Mansharamani has served as a Senior Quantitative Analyst of LSV since 2000, and a Partner and Portfolio Manager since January 2006. He has more than 16 years of investment experience. Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and a portfolio manager since 2014. He has more than 8 years of investment experience. Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and a portfolio manager since 2014. He has more than 14 years of investment experience.

Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd, is known for its global perspective on investing and decades of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, they offer investors an array of equity, fixed income, and alternative investment solutions from their network of offices throughout the world. As of September 30, 2014, Lazard had $178.7 billion in assets under management. Lazard’s address is 30 Rockefeller Plaza, New York, New York 10112-6300.

Lazard’s portfolio managers are Michael G. Fry, Michael A. Bennett, Kevin J. Matthews, Michael Powers and John R. Reinsberg.

Michael G. Fry is a Portfolio Manager/Analyst on various global and international equity teams. He began working in the investment field in 1981. Prior to joining Lazard in 2005, Michael was Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities with UBS Global Asset Management, and was also previously with Armstrong Jones Fund Management, Schroder Investment Management, and Price Waterhouse in Australia. He has a BE from Flinders University, Australia. Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Michael Bennett is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international and global equity teams. He also coordinates the activities of Lazard Asset Management’s Investment Council. Michael began working in the investment field in 1986. Prior to joining Lazard in 1992, Michael was with GE Investment Corporation, Keith Lippert Associates and became a CPA while at Arthur Andersen. He has an MBA from University of Chicago and a BS in Accounting from New York University.

Kevin Matthews is a Portfolio Manager/Analyst on the International Equity and International Equity Select teams. Prior to joining the investment teams, he was a Research Analyst with a background in financials, automotive, aerospace, and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Kevin has a BA in Politics and Philosophy from St. Chad’s College, Durham University.

Michael Powers is a Portfolio Manager/Analyst on various International and Global Equity teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.

John Reinsberg is Deputy Chairman of Lazard Asset Management responsible for oversight of the firm’s international and global strategies. He is also a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, John was Executive Vice President with General Electric Investment Corporation and Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John has an MBA from Columbia University and a BA from the University of Pennsylvania. He is a member of the University of Pennsylvania School Of Arts and Sciences Board of Overseers, the University of Pennsylvania Huntsman Program Advisory Board, the Board of Directors of the Alliance for Cancer Gene Therapy, a trustee of the NPR Foundation, as well as a member of the Board of Directors of the US Institute (Institutional Investor).

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the PSF Portfolio and the AST Portfolio, the SAI’s of the Fund and AST contain an explanation of the structure of, and method(s) used by each of LSV and Lazard to determine, portfolio manager compensation. For each such portfolio manager for the PSF Portfolio and the AST Portfolio, the SAI’s of the Fund and AST also contain an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the PSF Portfolio’s and AST Portfolio’s investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI’s of the Fund and AST provide additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the PSF Portfolio, the AST Portfolio, other accounts managed by those portfolio managers, and ownership of Fund or AST securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the PSF Portfolio and the AST Portfolio are set forth below:

SP International Value Portfolio

0.90%

AST International Value Portfolio

0.99% first $300 million;

0.98% on next $200 million;

0.97% on next $250 million;

0.96% on next $2.5 billion;

0.95% on next $2.75 billion;

0.92% on next $4 billion;

0.90% in excess of $10 billion

Assuming completion of the Reorganization, the Combined Portfolio would pay an effective management fee rate of 0.97% based on the contractual investment management fee rate of the AST Portfolio. Although the effective management fee rate for the Combined Portfolio is higher than for the PSF Portfolio, as noted earlier, it is expected that the annualized expense ratio for the Combined Portfolio following completion of the Reorganization will be lower than the annualized expense ratio for the PSF Portfolio.

VOTING INFORMATION

Approval of the Reorganization with respect to the PSF Portfolio requires approval by a majority of the outstanding voting securities of the PSF Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the PSF Portfolio’s outstanding voting securities is the lesser of (i) 67% of the PSF Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the PSF Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the PSF Portfolio’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the PSF Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Fund’s Agreement and Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Fund shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the PSF Portfolio will vote all shares of the PSF Portfolio, including PSF Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•	By mail, with the enclosed voting instruction card;

•	Via the internet;

•	In person at the relevant Meeting; or

•	By phone.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Fund, by execution of subsequent voting instructions, or by voting in person at the relevant Meeting.

Other Matters

The Boards do not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Boards are not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Fund or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Fund may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Fund may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE PSF PORTFOLIO AND THE AST PORTFOLIO

The PSF Portfolio is a series of the Fund, and the AST Portfolio is a series of AST. Both the Fund and AST are open-end management investment companies registered with the SEC under the 1940 Act. Each of their series is, in effect, a separate mutual fund.

Additional information about the AST Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the PSF Portfolio is included in the prospectus and SAI for the Fund, dated May 1, 2014, and the portions of that prospectus and SAI relating to the PSF Portfolio are incorporated herein by reference. Further information about the AST Portfolio is included in the SAI. The SAI is incorporated herein by reference. These documents are available upon request and without charge by calling 888-778-2888 or by writing to the Fund or to AST at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The Fund, on behalf of the PSF Portfolio, and AST, on behalf of the AST Portfolio, file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Fund and AST also prepare annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Fund and AST. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the PSF Portfolio had XXXXXXXX shares outstanding. As of the Record Date, the AST Portfolio had XXXXXXXX shares outstanding.

As of the Record Date, all of the shares of the PSF Portfolio and the AST Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote PSF Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the PSF Portfolio or the AST Portfolio.

PSF Portfolio	Beneficial Owner Name*	Address	Shares/ % Ownership

AST Portfolio	Beneficial Owner Name*	Address	Shares/ % Ownership

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Fund and AST, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of the PSF Portfolio and the AST Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the PSF Portfolio and the AST Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the PSF Portfolio for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, the Fund’s independent registered public accounting firm, for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 are included in the Fund’s Annual Report to Shareholders for the PSF Portfolio for the year in question, which reports are available upon request. The financial highlights for the PSF Portfolio for the six-month period ended June 30, 2014 are unaudited and are included in the Fund’s Semi-Annual Report to Shareholders for the PSF Portfolio, which is available upon request.

The financial highlights for the AST Portfolio for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 were part of the financial statements audited by KPMG LLP, AST’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, AST’s independent registered public accounting firm, for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 are included in AST’s Annual Report to Shareholders for the AST Portfolio for the year in question, which reports are available upon request. The financial highlights for the AST Portfolio for the six-month period ended June 30, 2014 are unaudited and are included in AST’s Semi-Annual Report to Shareholders for the AST Portfolio, which is available upon request.

SP INTERNATIONAL VALUE PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)(e)		Year Ended December 31,
			2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.95		$6.62	$5.83	$6.87	$6.35	$4.95
Income (Loss) From Investment Operations:
Net investment income	.13		.12	.16	.20	.12	.14
Net realized and unrealized gain (loss) on investments	.04		1.21	.80	(1.07)	.54	1.43
Total from investment operations	.17		1.33	.96	(.87)	.66	1.57
Less Distributions:	—		—	(.17)	(.17)	(.14)	(.17)
Net Asset Value, end of year	$8.12		$7.95	$6.62	$5.83	$6.87	$6.35
Total Return(a)	2.14%		20.09%	16.92%	(13.10)%	10.81%	32.35%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$96.2		$144.3	$124.8	$122.8	$211.5	$203.3
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	1.14	%(c)	1.15%	1.13%	1.10%	1.05%	1.03%
Expenses before waivers and/or expense reimbursements	1.14	%(c)	1.15%	1.13%	1.10%	1.05%	1.03%
Net investment income	3.21	%(c)	1.62%	2.40%	2.02%	1.76%	1.82%
Portfolio turnover rate	18	%(d)	25%	17%	19%	25%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Annualized.
(d)	Not annualized.

AST INTERNATIONAL VALUE PORTFOLIO
	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31,
			2013(c)	2012(c)	2011(c)	2010	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.35		$15.36	$13.54	$15.68	$14.25	$11.19
Income (Loss) From Investment Operations:
Net investment income	0.32		0.29	0.33	0.36	0.20	0.17
Net realized and unrealized gain (loss) on investments	0.09		2.70	1.86	(2.30)	1.35	3.19
Total from investment operations	0.41		2.99	2.19	(1.94)	1.55	3.36
Less Distributions:	—		—	(0.37)	(0.20)	(0.12)	(0.30)
Capital Contributions(d):	—		—	— (e)	—	—	—
Net Asset Value, end of year	—		$18.35	$15.36	$13.54	$15.68	$14.25
Total Return(a)	2.23%		19.47%	16.68%	(12.55)%	11.08%	30.50%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,586.8		$2,544.4	$2,239.6	$1,648.5	$2,166.1	$1,587.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10	%(f)	1.11%	1.13%	1.12%	1.12%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.10	%(f)	1.11%	1.16%	1.15%	1.14%	1.14%
Net investment income	3.46	%(f)	1.76%	2.28%	2.35%	1.60%	1.35%
Portfolio turnover rate	19	%(g)	39%	31%	40%	28%	40%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b)	Does not include expenses of the underlying funds in which the Portfolio invests.
(c)	Calculated based on average shares outstanding during the period.
(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.
(e)	Less than $0.005 per share.
(f)	Annualized.
(g)	Not annualized.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Agreement and Plan of Reorganization

B	Prospectus for the AST Portfolio dated April 28, 2014, as amended.

The above-described Prospectus for the AST Portfolio is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, the above-described Prospectus for the AST Portfolio will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, it was filed with the SEC via EDGAR under the Securities Act of 1933, as amended on [            ], and is incorporated herein by reference.

Exhibit A

ADVANCED SERIES TRUST

THE PRUDENTIAL SERIES FUND

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this day of , 2015 by and between Advanced Series Trust (“AST”), a business trust organized under the laws of the State of Massachusetts on behalf of its series AST International Value Portfolio (the “Acquiring Portfolio”), and The Prudential Series Fund, a Delaware statutory trust (“PSF”) on behalf of its series SP International Value Portfolio (the “Target Portfolio”), each having its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Together, the Target Portfolio and Acquiring Portfolio are referred to as the “Portfolios.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares, par value $0.001 each, of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST and PSF on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.	Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a) Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b) The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the “Assets”) shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c) Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio (“Target Portfolio Shares”) on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d) Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.	Valuation.

(a) The value of the Target Portfolio’s Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”) using the valuation procedures set forth in AST’s current effective prospectus.

(b) The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

(c) The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PSF’s current effective prospectus.

3.	Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be April 27, 2015, or such later date as determined by AST’s officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. PSF on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio’s Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio’s custodians. Also, PSF on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio’s account on the Closing Date to the Secretary of PSF, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as PSF on behalf of Target Portfolio may request.

4.	Representations and Warranties by PSF on behalf of the Target Portfolio.

PSF makes the following representations and warranties about the Target Portfolio:

(a) The Target Portfolio is a series of PSF, a Delaware statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b) PSF on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in PSF’s Annual Report to Shareholders for the fiscal year ended December 31, 2013, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) PSF has the necessary power and authority to conduct the Target Portfolio’s business as such business is now being conducted.

(e) PSF on behalf of the Target Portfolio is not a party to or obligated under any provision of PSF’s Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g) The Target Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), since its inception and will continue to satisfy such requirements at the Closing.

(h) The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i) At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j) Except as may be disclosed in PSF’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against any of the Target Portfolios.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolios.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.	Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a) The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the State of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, par value $0.001, each outstanding share of which has full voting rights and is freely paid, non-assessable, and fully transferable.

(c) The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2013, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) AST has the necessary power and authority to conduct the Acquiring Portfolio’s business as such business is now being conducted.

(e) AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST’s Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g) The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolios.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolios.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) AST anticipates that consummation of this Plan will not cause the Acquiring Portfolios to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.	Intentions of PSF on behalf of the Portfolios

(a) At the Closing, PSF on behalf of the Target Portfolio intends to have available a copy of the shareholder ledger accounts, certified by PSF’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

7.	Intentions of AST on behalf of the Portfolios.

(a) AST intends to operate the Target Portfolio’s respective business as presently conducted between the date hereof and the Closing.

(b) AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio’s shareholders.

(c) AST on behalf of the Target Portfolios intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolios.

(d) AST intends that, by the Closing, each of the Portfolio’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e) AST intends to mail to each shareholder of each Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(f) AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder (“Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Portfolios, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.	Conditions Precedent to be Fulfilled by PSF and AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST and PSF on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST and PSF shall each execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Boards of Trustees of AST and PSF on behalf of the Portfolios.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio’s shareholders all of the Target Portfolio’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to AST on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST and PSF with regard to matters of fact.

(f) That there shall be delivered to AST on behalf of the Portfolios an opinion in form and substance satisfactory to it from Goodwin Procter LLP, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights and subject to the general principles of equity:

(1) AST is a business trust validly existing under the laws of the Commonwealth of Massachusetts and has the trust power under its Declaration of Trust and By-laws to conduct the Target Portfolios’ business as described in the current prospectus of the Target Portfolios and to enter into this Plan and perform its obligations hereunder;

(2) The Acquiring Portfolio has been duly established and designated as a separate series of AST in accordance with the Declaration of Trust and By-laws of AST;

(3) Acquiring Portfolio Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by AST or the Acquiring Portfolios;

(4) All actions required to be taken by AST and/or Portfolios to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of AST and the Acquiring Portfolios;

(5) Neither the execution, delivery, nor performance of this Plan by AST violates any provision of the Declaration of Trust, the By-laws or the provisions of any investment advisory or principal underwriting agreement applicable to the Acquiring Portfolios;

(6) This Plan is a legal, valid, and binding obligation of AST and the Acquiring Portfolio and is enforceable against AST and/or the Acquiring Portfolio in accordance with its terms; and

(7) The Registration Statement is, at the time of the signing of the opinion, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of AST and certifications and statements of governmental officials. Counsel may limit the opinions set forth above to the laws of the United States of America and the Commonwealth of Massachusetts excluding the securities laws of any state and state or federal anti-fraud laws.

(g) That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

9.	Expenses.

(a) AST represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Portfolios, pro rata based on net assets of the Portfolios.

10.	Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Target Portfolio) prior to the Closing, or the Closing may be postponed by AST or PSF on behalf of a Portfolio by resolution of the Board of Trustees of AST or PSF, as applicable, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2015, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST and PSF on behalf of the relevant Portfolios.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST nor PSF, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by PSF’s or AST’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST or PSF on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued a Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless PSF on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.	Entire Plan and Amendments.

This Plan embodies the entire plan of AST and PSF on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST and PSF. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST or PSF on behalf of the Portfolio corresponding to the Portfolio making the assignment.

12.	Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to either AST or PSF at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

13.	Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE PRUDENTIAL SERIES FUND on behalf of the Target Portfolio

Attest: Jonathan D. Shain	By: Robert F. O’Donnell
Assistant Secretary	Title: President

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio

Attest: Jonathan D. Shain	By: Robert F. O’Donnell
Assistant Secretary	Title: President

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

Prospectus for the AST Portfolio, dated April 28, 2014, as amended

B-1

PART B

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED December 2, 2014

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated [January     , 2015]

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-8065

Reorganization of SP International Value Portfolio into the AST International Value Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the SP International Value Portfolio (the “PSF Portfolio”), a series of The Prudential Series Fund (the “Fund”), and the Prospectus of the AST International Value Portfolio (the “AST Portfolio”), a series of Advanced Series Trust (“AST”), dated [December , 2014] (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the PSF Portfolio’s assets to the AST Portfolio in exchange for the AST Portfolio’s assumption of all of the PSF Portfolio’s liabilities and the AST Portfolio’s issuance to the PSF Portfolio of shares of beneficial interest in the AST Portfolio (the “AST Portfolio Shares”). The AST Portfolio Shares received by the PSF Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the PSF Portfolio shares that are outstanding immediately prior to such reorganization transaction. The reorganization transaction also provides for the distribution by the PSF Portfolio, on a pro rata basis, of such AST Portfolio Shares to its shareholders in complete liquidation of the PSF Portfolio. A vote in favor of the Plan by the shareholders of the PSF Portfolio will constitute a vote in favor of the liquidation of the PSF Portfolio and the termination of such Portfolio as a separate series of the Fund. The acquisition of the assets of the PSF Portfolio by the AST Portfolio in exchange for the AST Portfolio’s assumption of all of the liabilities of the PSF Portfolio and the AST Portfolio’s issuance of the AST Portfolio Shares to the PSF Portfolio is referred to herein as the “Reorganization.”

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the PSF Portfolio and the AST Portfolio, and (iii) pro forma financial information relating to the PSF Portfolio and the AST Portfolio. Additional information relating to the AST Portfolio is included in Exhibit A to this SAI. Additional information relating to AST is included in the Statement of Additional Information of AST, dated April 28, 2014 (the “Trust SAI”), which is included in Exhibit B to this SAI. Those portions of the SAI of the Fund relating to the PSF Portfolio are incorporated herein by reference (which means that those portions are legally part of this SAI).

Audited financial statements and accompanying notes for the PSF Portfolio for the fiscal year ended December 31, 2013 and the independent auditors’ report thereon, dated February 20, 2014, are incorporated herein by reference from the Fund’s Annual Report to Shareholders of the PSF Portfolio. Unaudited financial statements and accompanying notes for the PSF Portfolio for the six-month period ended June 30, 2014 are incorporated herein by reference from the Fund’s Semi-Annual Report to Shareholders of the PSF Portfolio.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling [1-888-778-2888] or by writing to AST at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available at www.variableinsuranceportfolios.com. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the PSF Portfolio and the AST Portfolio. Fundamental restrictions may not be changed by the Boards without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Boards without shareholder approval.

Fundamental Investment Restrictions Applicable to PSF Portfolio

The PSF Portfolio will not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the PSF Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The PSF Portfolio will not buy or sell commodities or commodity contracts, except that the PSF Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. The PSF Portfolio will notl, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that the PSF Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

3. Make short sales of securities or maintain a short position, except that the PSF Portfolio may sell securities short up to 25% of its net assets and except that the PSF Portfolio (other than the Money Market Portfolio) may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

4. Purchase securities on margin (but the PSF Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the PSF Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. The PSF Portfolio will not issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Trust to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

5. Enter into reverse repurchase agreements if, as a result, the PSF Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

6. Pledge or mortgage assets, except that no more than 10% of the value of the PSF Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

7. Make loans, except through loans of assets of the PSF Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

9. Purchase securities of a company in any industry if, as a result of the purchase, the PSF Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the PSF Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

10. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Whenever any fundamental investment policy or restriction states a maximum percentage of the PSF Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Fundamental Investment Restrictions Applicable to AST Portfolio

As a matter of fundamental policy, the AST Portfolio will not:

1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the AST Portfolio’s investment objective, (b) through repurchase agreements, (c) by lending portfolio securities in an amount not to exceed 33 1⁄3% of the AST Portfolio’s total assets and (d) loans of money to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Underwrite securities issued by others except to the extent that the AST Portfolio may be deemed an underwriter when purchasing or selling securities;

3. Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the AST Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the AST Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the AST Portfolio’s total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the US government, its agencies or instrumentalities;

6. Borrow money except from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts up to 33 1⁄3% of the AST Portfolio’s total assets;

7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

In applying the above restriction regarding investments in a single industry, the AST Portfolio uses industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor’s, information obtained from Bloomberg L.P. and Moody’s International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the subadviser in the exercise of its reasonable discretion. (This note is not a fundamental policy.)

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the PSF Portfolio into the AST Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” The unaudited pro forma information set forth below for the 12-month period ended June 30, 2014 is intended to present ratios and supplemental data as if the Reorganization had been consummated at June 30, 2014. Such unaudited pro forma information should be read in conjunction with the Fund’s Annual Report to Shareholders dated December 31, 2013 relating to the PSF Portfolio, AST’s Annual Report to Shareholders dated December 31, 2013 relating to the AST Portfolio and the Semi-Annual Reports to Shareholders dated June 30, 2014 relating to the PSF Portfolio and the AST Portfolio, each of which is on file with the SEC and is available at no charge.

As of June 30, 2014, the net assets of the PSF Portfolio were approximately $96 million; and the AST Portfolio were approximately $2,587 million. The pro forma net assets of the Combined Portfolio as of June 30, 2014 would have been approximately $2,683 million.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Fund, AST or the Manager, as the case may be, on behalf of the Portfolios, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to the Portfolios.

The PSF Portfolio is managed by PI and the AST Portfolio is managed by PI and ASTIS. The subadvisers for the PSF Portfolio and the AST Portfolio are the same: LSV and Lazard.

The contractual investment management fee for the PSF Portfolio is 0.90% of average daily net assets. The contractual investment management fee for the AST Portfolio is tiered based on asset levels, as set out below:

0.99% first $300 million of average daily net assets;

0.98% on next $200 million of average daily net assets;

0.97% on next $250 million of average daily net assets;

0.96% on next $2.5 billion of average daily net assets;

0.95% on next $2.75 billion of average daily net assets;

0.92% on next $4 billion of average daily net assets;

0.90% in excess of $10 billion of average daily net assets.

During the 12-month period ended June 30, 2014, the PSF Portfolio paid gross investment management fees of $1,261,072 to PI. During the 12-month period ended June 30, 2014, the AST Portfolio paid gross investment management fees of $27,174,430 to PI. Assuming the Reorganization had been consummated as of June 30, 2014 and taking into consideration the current fee structure of each Portfolio as of June 30, 2014, the AST Portfolio would have paid gross investment management fees of $25,519,573 to PI. The effective investment management fee paid by shareholders of the PSF Portfolio for the Combined Portfolio, based on assets under management as of June 30, 2014, would be higher than the effective investment management fee paid by shareholders of the PSF Portfolio by 0.07%.

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor of each Portfolio of AST, including the AST Portfolio. PAD is an affiliate of PI. The distribution and service (12b-1) fee paid by the AST Portfolio to PAD of 0.10%, is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of AST’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the AST Portfolio, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the AST Portfolio. Prudential Investment Management Services LLC (“PIMS”) serves as the distributor of the shares of each Portfolio of the Fund, including the PSF Portfolio. The PSF Portfolio is not subject to any distribution or service (12b-1) fee.

For the 12-month period ended June 30, 2014, the AST Portfolio paid 12b-1 fees of $2,502,024. Assuming the Reorganization had been consummated as of June 30, 2014 and taking into consideration the current fee structure of the Portfolios as of June 30, 2014, the Combined Portfolio would have paid over a 12 month period $2,642,143 in 12b-1 fees.

During the 12-month period ended June 30, 2014, the PSF Portfolio paid $311,000 in other expenses. During that same time period, the AST Portfolio paid $948,000 in other expenses. Assuming the Reorganization had been consummated as of June 30, 2014 and taking into consideration the current fee structure of each Portfolio as of June 30, 2014, the Combined Portfolio would have paid $1,053,200 in other expenses.

On a pro forma basis for the year ended June 30, 2014, the proposed Reorganization would have resulted in an increase of approximately $84,000 in the investment management fees paid by the Combined Portfolio, an increase of approximately $140,000 in 12b-1 fees paid by the

Combined Portfolio and a decrease in other operating expenses for the Combined Portfolio of approximately $238,000, for an aggregate impact to pro forma fund expenses of less than $0.01 per share reduction in expenses.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended. The performance history of the PSF Portfolio will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the PSF Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the PSF Portfolio’s holdings. The aggregate tax basis of the AST Portfolio shares received by the shareholders of the PSF Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the PSF Portfolio shares held immediately before the Reorganization.

The printing and mailing cost for this proxy statement will be paid by the Manager or its affiliates under the fee received from the AST Portfolio under its Rule 12b-1 plan.

EXHIBIT A TO STATEMENT OF ADDITIONAL INFORMATION

Additional Information Relating To AST International Value Portfolio

Introduction

The AST SAI includes additional information regarding AST in general and its current Portfolios. The general information relating to AST (including information on its officers and trustees, management arrangements, service providers, investment strategies and transactions and brokerage) also relates to the AST Portfolio. Additional information relating specifically to the AST Portfolio is set forth in this Exhibit A to the SAI. The AST SAI is included in Exhibit B to this SAI.

Subadvisory Agreements for AST Portfolio

The Manager has entered into a subadvisory agreement with each of LSV and Lazard pursuant to which the Manager (and not the AST Portfolio) will pay each subadviser the annualized fee shown below.

LSV

0.45% of average daily net assets to $150 million;

0.425% of average daily net assets over $150 million to $300 million;

0.40% of average daily net assets from $300 million to $450 million;

0.375% of average daily net assets over $450 million to $750 million;

0.35% of average daily net assets over $750 million

Lazard

0.35% of average daily net assets on first $300 million;

0.30% of average daily net assets over $300 million

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—AST Portfolio

The following table sets forth information about the AST Portfolio and accounts other than the AST Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of October 31, 2014. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each portfolio of AST beneficially owned by the portfolio managers as of October 31, 2014.

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Securities
LSV	Josef Lakonishok, CFA	31/$11.7 billion	52/$15.3 billion 6/$564.8 million	410/$60.8 billion 42/$10.8 billion	None
	Menno Vermeulen, CFA	31/$11.7 billion	52/$15.3 billion 6/$564.8 million	410/$60.8 billion 42/$10.8 billion	None
	Puneet Mansharamani, CFA	31/$11.7 billion	52/$15.3 billion 6/$564.8 million	410/$60.8 billion 42/$10.8 billion	None
	Greg Sleight	31/$11.7 billion	52/$15.3 billion 6/$564.8 million	410/$60.8 billion 42/$10.8 billion	None
	Guy Lakonishok, CFA	31/$11.7 billion	52/$15.3 billion 6/$564.8 million	410/$60.8 billion 42/$10.8 billion	None
Lazard	Michael G. Fry	4/$929,047,191	180/$12,026,857,317 1/$96,337,917	8/$5,210,629,010 1/$3,242,379,344	None
	Michael A. Bennett	6/$1,370,143,367	228/$18,439,954,379 1/$96,337,917	11/$10,572,960,886 1/$3,242,379,344	None
	Kevin J. Matthews	4/$929,047,191	180/$12,026,857,317 1/$96,337,917	8/$5,210,629,010 1/$3,242,379,344	None
	Michael Powers	4/$929,047,191	180/$12,026,857,317 1/$96,337,917	8/$5,210,629,010 1/$3,242,379,344	None
	John R. Reinsberg	5/$756,705,744	76/$12,769,567,644 1/$96,337,917	10/$7,315,082,713	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—AST Portfolio

LSV

PORTFOLIO MANAGER COMPENSATION. LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm’s net income.

POTENTIAL CONFLICTS. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. In some cases, LSV has entered into individualized perfomance-fee arrangements with clients. Performance-based arrangements, and accounts in which employees may be invested, could create an incentive to favor those accounts over other accounts in the allocation of investment opportunities. LSV has policies and procedures, including brokerage and trade allocation policies and procedures, to monitor for this potential conflict and to ensure that investment opportunities are fairly allocated to all clients.

Lazard

COMPENSATION. Lazard Asset Management LLC (Lazard) compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

The quantitative compensation factors include:

•	Performance relative to benchmark

•	Performance relative to applicable peer group

•	Absolute return

•	Assets under management

The qualitative compensation factors include:

•	Leadership

•	Mentoring

•	Teamwork

Incentives

Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and research analysts are expected to continuously augment their skills and expertise. The firm actively supports external development efforts, including attendance of conferences and seminars that build upon their existing core of knowledge, coursework to develop incremental skills, as well as travel to meet with companies, competitors, suppliers, regulators, and related experts. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. We believe that key professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards professionals for good performance. Our people are our single most valuable resource and we dedicate significant energy to ensuring we attract, develop, and retain the best available talent to the benefit of our clients.

Long Term Incentives

Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of our clients.

CONFLICTS OF INTEREST. As an investment adviser, Lazard serves as a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors.

In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Please see Lazard Asset Management’s Form ADV Part 2A, which is available on the SEC website, for a more detailed description of Lazard’s business relationships.

Proxy Voting Policies

LSV

LSV Asset Management has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.

LSV’s purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Glass Lewis & Co. (GLC). GLC will implement LSV’s proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account; and LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

Lazard

Policy:

As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operating Officer. Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee consisting of senior officers of Lazard. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that the Investment Manager votes on behalf of its clients, with respect to both US and non-US securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time.

Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of ISS’s Proxy Advisor Service.

EXHIBIT B TO STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information of Advanced Series Trust, Dated Apri1 28, 2014

The Statement of Additional Information of Advanced Series Trust, dated Apri1 28, 2014 (the “Trust SAI”) is incorporated herein by reference and is included with, and considered to be a part of, this SAI. For purposes of this EDGAR filing it was filed with the SEC via EDGAR pursuant to Rule 485(b) under the Securities Act of 1933, as amended, on April 17, 2014, and is incorporated herein by reference.

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification of the Manager and its affiliated and controlling persons, and the Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

(1).(a). Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “N-1A

Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(b) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2). By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to N-1A Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3). None.

(4). Form of Agreement and Plan of Reorganization of The Prudential Series Fund and the Advanced Series Trust, on behalf of SP International Value Portfolio and AST International Value Portfolio. Filed herewith as Exhibit A to the Prospectus/Proxy Statement contained within this Registration Statement on Form N-14.

(5). None.

(6)(a) Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(b) Amended Fee Schedule to Investment Management Agreement. To be filed by amendment to N-1A Registration Statement.

(c) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to N-1A Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(d) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Lazard Asset Management LLC for the AST International Value Portfolio. Filed herewith.

(7). (a) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an exhibit to Post-Effective Amendment No. 25 to N-1A Registration Statement , which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(b) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to N-1A Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(c) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. (PAD) and the Registrant. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(8). None.

(9). (a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company (PFPC). Filed as an Exhibit to Post-Effective Amendment No. 58 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(b) Custodian Agreement between the Registrant and The Bank of New York (BNY) dated November 7, 2002, as amended, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund, filed via EDGAR on June 29, 2005 (File No. 33-10649).

(c) Amendment dated December 27, 2007, to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Prudential Investment Portfolios 7, formerly known as JennisonDryden Portfolios, Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(d) Amendment date August 9, 2013, to Custodian Agreement between the Registrant and Bank of New York Mellon (successor by assignment to BNY Mellon Investment Servicing Trust Company, formerly PFPC Trust Company). To be filed by amendment to N-1A Registration Statement.

(e) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (PMFS), dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(f) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Prudential Investment Portfolios 7, formerly known as JennisonDryden Portfolios, Post- Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(g) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A, which was filed via EDGAR on December 29, 2008 (File No. 33-50476), and is incorporated herein by reference.

(h) Transfer Agency Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Filed as an Exhibit to Post-Effective Amendment No. 58 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(10). (a) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(11). Opinion and Consent of Goodwin Procter LLP, counsel for Registrant. Filed herewith.

(12). Form of Opinion and Consent of Shearman & Sterling LLP, special tax counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13). (a) Amended Administration Agreement between Registrant and Provident Financial Processing Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to N-1A Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to N-1A Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(c) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14 (File No. 333-126542), which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(d) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an Exhibit to Post-Effective Amendment No. 116 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(e) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, Pruco Life Insurance Company, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14 (File No. 333-126542), which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(f) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to Post-Effective Amendment No. 116 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(g) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, Pruco Life Insurance Company of New Jersey, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14 (File No. 333-126542), which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(h) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an Exhibit to Post-Effective Amendment No. 116 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(i) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(j) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc., dated May 1, 2007. Filed as an Exhibit to Post-Effective Amendment No. 116 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(k) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc., dated April 28, 2008. Filed as an Exhibit to Post-Effective Amendment No. 116 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(14). Consent of Independent Registered Public Accounting Firm, KPMG LLP, of Advanced Series Trust. Filed herewith.

(15). None.

(16). Power of Attorney. Filed herewith.

(17). Form of voting instruction card. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 2nd day of December, 2014.

ADVANCED SERIES TRUST

/s/ Robert F. O’Donnell
*Robert F. O’Donnell President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 2nd day of December, 2014.

Signature	Title	Date

/s/ Robert F. O’Donnell* Robert F. O’Donnell	Trustee and President, Principal Executive Officer

/s/ Susan Davenport Austin* Susan Davenport Austin	Trustee

/s/ Sherry S. Barrat* Sherry S. Barrat	Trustee

/s/ Kay Ryan Booth* Kay Ryan Booth	Trustee

/s/ Timothy Cronin* Timothy Cronin	Trustee

/s/ Delayne Dedrick Gold* Delayne Dedrick Gold	Trustee

/s/ Bruce W. Ferris* Bruce W. Ferris	Trustee

/s/ Robert F. Gunia* Robert F. Gunia	Trustee

/s/ W. Scott McDonald, Jr.* W. Scott McDonald, Jr.	Trustee

/s/ Thomas T. Mooney* Thomas T. Mooney	Trustee

/s/ Thomas M. O’Brien* Thomas M. O’Brien	Trustee

/s/ Jessica Bibliowicz* Jessica Bibliowicz	Trustee

/s/ M. Sadiq Peshimam* M. Sadiq Peshimam	Treasurer, Principal Financial and Accounting Officer

*By: /s/ Jonathan D. Shain	Attorney-in-Fact	December 2, 2014

*	Pursuant to Powers of Attorney filed herein as Exhibit.

Exhibits

Table of Contents

Exhibit Number	Description

(4)	Agreement and Plan of Reorganization of The Prudential Series Fund and the Advanced Series Trust, on behalf of SP International Value Portfolio and AST International Value Portfolio. Filed herewith as Exhibit A to the Prospectus/Proxy Statement contained within this Registration Statement.

(5)(d)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Lazard Asset Management LLC for the AST International Value Portfolio.

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion & Consent of Shearman & Sterling LLP, special tax counsel to the Registrant, supporting tax matters and consequences to shareholders.

(14)	Consent of Independent Registered Public Accounting Firm, KPMG LLP, of Advanced Series Trust.

(16)	Power of Attorney.

(17)	Form of voting instruction cards.